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                                 EXHIBIT 10.4

               EMPLOYMENT AGREEMENT BETWEEN SOUTH JERSEY SAVINGS
                  AND LOAN ASSOCIATION AND GREGORY M. DIPAOLO
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                                                                    Exhibit 10.4

     Mr. DiPaolo's Employment Agreement is the same as the Employment Agreement in Exhibit 10.3, which is incorporated herein by reference except as to: (i) the name of the signatory, which is Gregory M. DiPaolo; (ii) the position in Section 1, which is Executive Vice President, Treasurer and Chief Operating Officer;
(iii) the signatory for the Company, which is Robert J. Colacicco; (iv) the guarantor for the Company, which is Robert J. Colacicco; and (v) the amount of the base salary in Section 3(a), which is $142,730.